BWX Technologies Reports First Quarter 2021 Results and Commences New Multi-Year Guidance Framework
•Generates 1Q21 earnings of $0.73 per share on consolidated revenue of $528 million
•Reports robust backlog of nearly $5.2 billion driven by Naval Reactors bookings and other wins
•Reiterates 2021 guidance: non-GAAP earnings range of $3.05 to $3.20 per share
•Initiates new $500 million share repurchase authorization
•Commences new multi-year guidance framework for growth, free cash flow and capital allocation
Lynchburg, VA - May 3, 2021 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported first quarter 2021 revenue of $528 million, a 2.6% decrease compared with $542 million in the first quarter 2020. Net income for the first quarter 2021 was $69.7 million, or $0.73 per diluted share, compared with GAAP net income of $75.5 million, or $0.79 per diluted share and non-GAAP net income of $75.6 million, or $0.79 per diluted share, in the prior-year period. A reconciliation of non-GAAP results is detailed in Exhibit 1.
“Solid first quarter results were complemented by the achievement of several important milestones including new wins in microreactor programs, new agreements and progress in medical isotopes, and completion and booking of the multi-year pricing agreement with Naval Reactors," said Rex D. Geveden, president and chief executive officer. "Not only do these milestones boost backlog to near-record levels, but they also strategically position the company to execute and continue to grow.”
“We also commenced a new multi-year guidance framework in our presentation materials, which we see as the first step towards a more comprehensive business outlook at an investor day later this year. Our focus over the medium-term will be to drive smart, long-term growth across the company, efficiently convert profits into cash, and return more than 50% of free cash flow to investors,” said Geveden.
Segment Results
Nuclear Operations Group (NOG) segment revenue was $402 million for the first quarter 2021, a 5.1% decrease from the prior-year period, driven by higher production volume which was more than offset by lower long-lead material production. NOG operating income was $74.4 million in the first quarter 2021, an 18% decrease compared with the prior-year period driven by the less long-lead material production and fewer favorable contract adjustments that were driven in part by the negative impacts from COVID absences early in the year, resulting in first quarter 2021 segment operating margin of 18.5%.
Nuclear Power Group (NPG) segment revenue was $107 million for the first quarter 2021, a 22% increase from the prior-year period primarily due to higher field service, parts manufacturing and fuel handling activity, partially offset by lower component manufacturing volume. NPG operating income was $10.3 million for the first quarter 2021, a 22% and 20% respective GAAP and non-GAAP increase from the prior-year period driven primarily from higher volume. First quarter 2021 segment operating margin was 9.6%.

Nuclear Services Group (NSG) segment operating income was $5.7 million for the first quarter 2021, down slightly compared with $6.4 million of operating income for the first quarter 2020 driven by the sale of the U.S. commercial nuclear services business in 2020, which was partially offset by better contract performance.
Cash and Capital Returned to Shareholders
The Company generated $98.4 million of cash from operating activities in the first quarter 2021, compared with $6.4 million of cash utilized in operating activities in the first quarter 2020 driven primarily from the receipt of a single $88.7 million cash payment on January 4, 2021, that historically was received before the end of the prior fiscal year. As of March 31, 2021, the Company’s cash balance, net of restricted cash, was $57.7 million.
On April 30, 2021, the BWXT Board of Directors approved a new share repurchase authorization for $500 million with no expiration date and declared a quarterly cash dividend of $0.21 per common share. The dividend will be payable on June 9, 2021, to shareholders of record on May 19, 2021.
During the first quarter 2021, the Company returned $40.3 million of cash to shareholders, including $20.0 million in share repurchases and $20.3 million in dividends.
2021 Guidance
BWXT reiterated all components of 2021 guidance:
•Non-GAAP EPS range of $3.05 – $3.20 (excludes pension and post-retirement benefits mark-to-market)
•Consolidated revenue growth of low-single digits vs. 2020 results
•NOG revenue up slightly
•NPG revenue growth of ~6%
•Non-GAAP operating income and margin
•NOG operating margin of “high teens” with upside from CAS pension reimbursement
•NPG operating margin of ~13%
•NSG operating income range of $25-30 million
•Capital expenditures of ~$250 million
The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results. See reconciliation of non-GAAP results in Exhibit 1 for additional information.
Conference Call to Discuss First Quarter 2021 Results
Date: Tuesday, May 4, 2021, at 9:00 a.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/q12021-release

BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.

Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for the NOG, NPG and NSG segments including the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes; disruptions to our supply chain and/or operations, changes in government regulations and other factors, including any such impacts of, or actions in response to the COVID-19 health crisis; and our expectations for 2021 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; the lack of, or adverse changes in, federal appropriations to government programs in which we participate; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities; the impact of COVID-19 on our employees, contractors, suppliers, customers and other partners and their business activities; the extent to which the length and severity of the COVID-19 health crisis exceeds our current expectations; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; adverse changes in the industries in which we operate and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. Headquartered in Lynchburg, Va., BWXT provides safe and effective nuclear solutions for global security, clean energy, environmental remediation, nuclear medicine and space exploration. With approximately 6,700 employees, BWXT has 12 major operating sites in the U.S. and Canada. In addition, BWXT joint ventures provide management and operations at more than a dozen U.S. Department of Energy and NASA facilities. Follow us on Twitter at @BWXTech and learn more at www.bwxt.com

Investor Contact:		Media Contact:
Mark Kratz		Jud Simmons
Vice President, Investor Relations		Director, Media and Public Relations
980-365-4300	Investors@bwxt.com	434-522-6462	hjsimmons@bwxt.com

EXHIBIT 1

BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)

Three Months Ended March 31, 2020
	GAAP	Restructuring Costs	Non-GAAP

Operating Income	$98.3	$0.2	$98.4
Other Income (Expense)	0.2	—	0.2
Provision for Income Taxes	(22.8)	(0.0)	(22.9)
Net Income	75.6	0.1	75.7
Net Income Attributable to Noncontrolling Interest	(0.1)	—	(0.1)
Net Income Attributable to BWXT	$75.5	$0.1	$75.6

Diluted Shares Outstanding	95.8		95.8
Diluted Earnings per Common Share	$0.79	$0.00	$0.79

Effective Tax Rate	23.2%		23.2%

NPG Operating Income	$8.5	$0.2	$8.6

(1)	Tables may not foot due to rounding.
(2)
BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.

(3)
BWXT has not included a reconciliation of provided non-GAAP guidance to the comparable GAAP measures due to the difficulty of estimating any mark-to-market adjustments for pension and post-retirement benefits, which are determined at the end of the year.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	March 31, 2021	December 31, 2020
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$57,677	$42,610
Restricted cash and cash equivalents	3,071	3,070
Investments	3,827	3,707
Accounts receivable – trade, net	57,999	153,368
Accounts receivable – other	17,572	22,239
Retainages	81,820	55,172
Contracts in progress	497,827	449,176
Other current assets	39,446	44,256
Total Current Assets	759,239	773,598
Property, Plant and Equipment, Net	884,000	816,471
Investments	9,612	9,356
Goodwill	285,992	283,708
Deferred Income Taxes	47,861	49,415
Investments in Unconsolidated Affiliates	74,216	71,806
Intangible Assets	193,015	192,751
Other Assets	97,979	96,398
TOTAL	$2,351,914	$2,293,503

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2021	December 31, 2020
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Bank overdraft	$—	$88,694
Accounts payable	146,958	184,392
Accrued employee benefits	59,843	89,740
Accrued liabilities – other	91,100	78,028
Advance billings on contracts	99,218	83,581
Accrued warranty expense	6,858	5,292
Total Current Liabilities	403,977	529,727
Long-Term Debt	1,018,265	862,731
Accumulated Postretirement Benefit Obligation	25,506	25,689
Environmental Liabilities	85,889	84,153
Pension Liability	133,423	144,859
Other Liabilities	28,548	28,576
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 127,262,146 and 127,009,536 shares at March 31, 2021 and December 31, 2020, respectively	1,273	1,270
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	159,295	153,800
Retained earnings	1,599,526	1,549,950
Treasury stock at cost, 32,120,991 and 31,698,747 shares at March 31, 2021 and December 31, 2020, respectively	(1,120,146)	(1,095,452)
Accumulated other comprehensive income (loss)	16,290	8,198
Stockholders' Equity – BWX Technologies, Inc.	656,238	617,766
Noncontrolling interest	68	2
Total Stockholders' Equity	656,306	617,768
TOTAL	$2,351,914	$2,293,503

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2021	2020
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$528,273	$542,208
Costs and Expenses:
Cost of operations	392,806	392,443
Research and development costs	3,116	4,603
Losses (gains) on asset disposals and impairments, net	(8)	—
Selling, general and administrative expenses	58,261	52,958
Total Costs and Expenses	454,175	450,004
Equity in Income of Investees	8,316	6,063
Operating Income	82,414	98,267
Other Income (Expense):
Interest income	132	231
Interest expense	(7,039)	(7,967)
Other – net	16,386	7,917
Total Other Income (Expense)	9,479	181
Income before Provision for Income Taxes	91,893	98,448
Provision for Income Taxes	22,078	22,828
Net Income	$69,815	$75,620
Net Income Attributable to Noncontrolling Interest	(66)	(121)
Net Income Attributable to BWX Technologies, Inc.	$69,749	$75,499
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.73	$0.79
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.73	$0.79
Shares used in the computation of earnings per share:
Basic	95,303,728	95,412,351
Diluted	95,558,863	95,756,372

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2021	2020
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$69,815	$75,620
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,897	15,614
Income of investees, net of dividends	(2,414)	(1,929)
Recognition of losses for pension and postretirement plans	737	777
Stock-based compensation expense	3,981	3,102
Other, net	1,168	283
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	96,449	(2,092)
Accounts payable	(12,623)	(21,158)
Retainages	(26,475)	(15,760)
Contracts in progress and advance billings on contracts	(29,541)	(35,941)
Income taxes	17,134	20,332
Accrued and other current liabilities	1,751	(8,073)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(42,584)	(36,761)
Other, net	5,119	(461)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	98,414	(6,447)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(101,932)	(64,768)
Acquisition of business	—	(16,174)
Purchases of securities	(1,384)	(1,511)
Sales and maturities of securities	1,252	3,680
Other, net	32	—
NET CASH USED IN INVESTING ACTIVITIES	(102,032)	(78,773)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	205,800	214,000
Repayments of long-term debt	(50,800)	(97,607)
Payment of debt issuance costs	—	(1,340)
Repayment of bank overdraft	(88,694)	—
Repurchases of common shares	(20,007)	(20,000)
Dividends paid to common shareholders	(20,322)	(18,596)
Exercises of stock options	1,672	1,254
Cash paid for shares withheld to satisfy employee taxes	(4,687)	(4,998)
Other, net	(3,680)	5,068
NET CASH PROVIDED BY FINANCING ACTIVITIES	19,282	77,781
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	(542)	(1,419)
TOTAL INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	15,122	(8,858)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	48,298	92,400
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$63,420	$83,542
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$11,438	$14,668
Income taxes (net of refunds)	$4,386	$1,327
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$25,849	$15,433

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended March 31,
	2021	2020
	(Unaudited) (In thousands)
REVENUES:
Nuclear Operations Group	$402,068	$423,775
Nuclear Power Group	107,398	87,917
Nuclear Services Group	25,483	36,765
Eliminations	(6,676)	(6,249)
TOTAL	$528,273	$542,208

SEGMENT INCOME:
Nuclear Operations Group	$74,360	$90,359
Nuclear Power Group	10,318	8,470
Nuclear Services Group	5,747	6,400
Other	(5,886)	(5,359)
SUBTOTAL	84,539	99,870
Unallocated Corporate	(2,125)	(1,603)
TOTAL	$82,414	$98,267

DEPRECIATION AND AMORTIZATION:
Nuclear Operations Group	$8,688	$8,409
Nuclear Power Group	4,890	4,470
Nuclear Services Group	242	957
Other	268	27
Corporate	1,809	1,751
TOTAL	$15,897	$15,614

CAPITAL EXPENDITURES:
Nuclear Operations Group	$45,764	$41,882
Nuclear Power Group	53,531	20,195
Nuclear Services Group	181	664
Other	—	—
Corporate	2,456	2,027
TOTAL	$101,932	$64,768

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended March 31,
	2021	2020
	(Unaudited) (In thousands)
BACKLOG:
Nuclear Operations Group	$4,447,579	$4,282,440
Nuclear Power Group	697,169	778,394
Nuclear Services Group	48,038	50,108
TOTAL	$5,192,786	$5,110,942

BOOKINGS:
Nuclear Operations Group	$1,189,581	$190,772
Nuclear Power Group	78,685	8,868
Nuclear Services Group	46,965	37,477
TOTAL	$1,315,231	$237,117